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                                                                   EXHIBIT 10.45


                               JAMESON INNS, INC.
                            1996 STOCK INCENTIVE PLAN

         1. PURPOSE. The purpose of the Jameson Inns, Inc. 1996 Stock Incentive Plan (the "Plan") is to encourage the key administrative and management personnel of Jameson Inns, Inc., Jameson Construction Company, Jameson Development Company and Jameson Operating Company (collectively, the "Company") to continue in the employ of the Company and to furnish incentives to such persons by providing such persons opportunities to acquire shares of the $0.10 par value common stock of the Company ("Common Stock") on terms as herein provided.

         2. SHARES RESERVED UNDER THIS PLAN. There is hereby reserved for issuance under this Plan an aggregate of Five Hundred Thousand (500,000) shares of Common Stock, which may be newly-issued or treasury shares. If there is a forfeiture or cancellation of any shares of Common Stock awarded under this Plan, all of such forfeited or cancelled shares may again be used for new awards of Common Stock under this Plan; provided, however, that in no event may the number of shares of Common Stock issued under this Plan exceed the total number of shares reserved for issuance hereunder.

         3. ADMINISTRATION. This Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors. The Committee shall be appointed by and serve at the pleasure of the Board of Directors. A majority of the Committee members shall constitute a quorum, and the act of a majority of the members present at any meeting at which a quorum is present, and any act approved in writing by a majority of the members without a meeting, shall be the act of the Committee. Any such act shall be final and binding upon all persons. The Committee shall have full power to construe and interpret this Plan and to adopt such rules, regulations, guidelines, subplans, procedures and the like for carrying out this Plan as it may deem necessary, proper and in the best interests of the Company.

         Notwithstanding the foregoing paragraph, this Plan shall be administered, as to those officers and key employees of the Company who are otherwise eligible to receive awards of shares of Common Stock pursuant to
Section 4 hereof and who are subject to the limitations of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Insiders"), by a Special Stock Plan Committee (the "Special Committee") consisting of not less than two members of the Board of Directors each of whom shall be a "disinterested person" within the meaning of applicable rules and regulations promulgated by the Securities and Exchange Commission (the "SEC"). The Special Committee shall be appointed, governed, indemnified and authorized as is the Committee hereinabove described. However, the Special Committee shall have absolute discretion as to all matters concerning Insiders. The term "Committee," as used herein, shall refer to the Compensation Committee or the Special Stock Plan Committee as the context requires.

         4. ELIGIBILITY. Eligibility for an award of shares of Common Stock under the provisions of this Plan (an "Award") shall be limited to employees of the Company in positions of responsibility whose business decisions, in the judgment of the Committee, have a significant


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effect upon the performance of the Company and to such other key employees as the Committee may from time to time designate.

         5. COMMON STOCK AWARDS. Those employees of the Company who receive Awards under this Plan ("Participants") shall be awarded such number of shares of Common Stock as are determined by the Committee. Recommendations for the grant of Awards under this Plan shall be made by management to the Committee. The Committee has the full and exclusive power to determine which employees of the Company shall receive Options; provided, however, that, subject to the limitations of this Plan, the Committee may delegate to management the authority to determine (a) which of those Company employees who are not Insiders are eligible for Awards hereunder, and (b) the number of shares of Common Stock to be awarded.

         6. VESTING. Except as otherwise provided in this Section 6, an Award shall mature and vest only on the tenth anniversary of the date of the Award and only if the Participant who received the Award has been in the continuous employment of the Company from the date of the Award until such tenth anniversary. In the event of a Participant's death during employment with the Company, all unvested Awards made to such Participant shall become fully vested and may pass by will or the laws of descent and distribution if such Participant was in the continuous employment of the Company from the date(s) of such Award(s) until the date of such Participant's death. In the event of a Participant's disability during employment with the Company, all unvested Awards made to such Participant shall become fully vested if such Participant was in the continuous employment of the Company from the date(s) of such Award(s) until the date of such Participant's disability. For purposes of this Plan, an individual is disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months.

         7. TERMS AND CONDITIONS OF AWARDS. Awards made pursuant to this Plan shall be evidenced by Award Agreements in such form as the Committee shall, from time to time, approve, which Award Agreements shall comply with and be subject to the following terms and conditions:

                  a. Number of Shares: Each such Award Agreement shall state the number of shares of Common Stock (subject to adjustment as provided herein) to which it pertains.

                  b. Restrictions: In addition to the restrictions required under Section 6 of this Plan, Common Stock covered by an Award shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, the forfeiture thereof, limitations on the right to vote such Common Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such time, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter.


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                  c. Forfeiture: Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable forfeiture restriction period, Common Stock that is at that time subject to forfeiture restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that forfeiture restrictions on Common Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part forfeiture restrictions on Common Stock.

                  d. Certificates for Shares: Common Stock awarded under this Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing shares of Common Stock. Any certificates representing shares of Common Stock subject to the restrictions imposed by this Plan or the Committee shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Common Stock.

                  e. Nontransferability: Neither an Award nor the shares of Common Stock represented thereby may be assigned, transferred, pledged, hypothecated, sold or otherwise disposed of, in whole or in part, voluntarily or involuntarily, except by will or the laws of descent and distribution, any such assignment, transfer, pledge, hypothecation, sale or other disposition being void and of no effect.


         8. OTHER PROVISIONS; SECURITIES REGISTRATION. An Award under this Plan may be subject to such other provisions as counsel to the Company deems appropriate, including, without limitation, provisions imposing restrictions on resale or other disposition of such shares and such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements. The Company shall not be required to issue or deliver any certificate for Common Stock awarded under this Plan prior to the admission of such shares to listing on any stock exchange on which Common Stock at that time may be listed. If, at any time during the period after an Award under this Plan and the issuance of the certificate(s) for such shares, the Company shall be advised by its counsel that the shares deliverable upon vesting are required to be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law, or that delivery of such shares must be accompanied or preceded by a prospectus meeting the requirements of the Securities Act, the Company will use its best efforts to effect such registration or provide such prospectus not later than a reasonable time following an Award under this Plan, but delivery of a certificate for such shares by the Company may be deferred until such registration is effected or such prospectus is available.

         All certificates for Common Stock delivered under the terms of this Plan shall be subject to such stop-transfer orders and other restrictions as counsel to the Company may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules


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of any stock exchange on which Common Stock may be listed. The Company may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to such shares.

         9. EFFECTIVE DATE AND TERM OF PLAN. This Plan shall become effective as of May 30, 1996, the date of its approval by the Board of Directors of the Company, subject to the approval of this Plan by the affirmative vote of holders of a majority of shares of Common Stock present in person or represented by proxy at a meeting of stockholders of the Company or by written consent of the holders of a majority of the such shares entitled to vote on this matter. Any Awards granted under this Plan prior to such approval of stockholders shall be effective when made (unless otherwise specified by the Committee at the time of grant) but shall be conditioned upon and subject to such approval of the Plan by stockholders. No shares of Common Stock shall be awarded under this Plan more than ten (10) years after the date of its approval by the stockholders of the Company.

         10. AMENDMENT OF THE PLAN. The Board may amend this Plan from time to time or terminate this Plan at any time, but no such action shall reduce the number of shares of Common Stock awarded to any Participant or adversely change the vesting provisions thereof without the Participant's consent. However, notwithstanding the foregoing, no amendment may (i) materially increase the benefits accruing to Participants; (ii) materially increase the total number of shares which may be issued under this Plan; or (iii) materially modify the requirements as to eligibility for participation in this Plan, and this Plan may not be amended more frequently than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), or the rules thereunder or result in this Plan losing its status as a protected plan under Rule 16b-3, as amended from time to time, or any successor to such Rule, promulgated by the SEC under Section 16 of the Exchange Act.

         11. GOVERNMENT REGULATIONS. The Company's obligation to deliver shares of Common Stock awarded under this Plan is subject to the requirements of any governmental authority with jurisdiction over the authorization, issuance or sale of such shares.

         12. NOTICE;TIME. Any notice required or permitted to be given under this Plan shall be sufficient if in writing and if sent by certified or registered mail, return receipt requested or delivered in person, in the case of the Company, to the office of the President of the Company, and otherwise, to the recipient at the last known address of such recipient on file with the Company. All periods of time shall begin or end on the day such notice is personally delivered to any recipient or on the third day after such notice is deposited in the United States mail in compliance with the preceding provisions of this Section. Such date of personal delivery or third day following deposit shall be the date of receipt for purposes of this Plan; in computing the period of days, the date of receipt shall be included.



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         13. UNFUNDED PLAN. Insofar as it provides for the vesting of Awards in the future, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to Common Stock under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Common Stock the entitlement to which may vest in a Participant under this Plan, and this Plan shall not be construed as providing for such segregation. Neither the Company nor the Board shall be deemed to be a trustee of any Common Stock which has been awarded or the entitlement to which may vest in an Participant under this Plan. Any liability of the Company to a Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by this Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

         14. GENERAL PROVISIONS.

                  a. Governing Law. The validity, interpretation, construction and effect of this Plan and any rules and regulations relating to this Plan, to the extent not otherwise governed by the Code, the Securities Act of 1933, as amended, or the Exchange Act, shall be governed by the laws of the State of Georgia (without regard to the conflicts of law rules thereof).

                  b. Severability. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any Award under any law deemed applicable by the Company, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Company, materially altering the intent of this Plan, it shall be deleted and the remainder of this Plan shall remain in full force and effect; provided, however, that, unless otherwise determined by the Company, the provisions shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under this Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Company.

         The undersigned, being the duly elected Secretary of Jameson Inns, Inc., does hereby certify that (i) the Jameson Inns, Inc. 1996 Incentive Stock Plan was duly approved and adopted by the Board of Directors of Jameson Inns, Inc. on May 30, 1996, and by the stockholders of Jameson Inns, Inc. on June 29, 1996.



                                 ----------------------------------------------
                                          Steven A. Curlee, Secretary of
                                          Jameson Inns, Inc.


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